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                             CGB&L FINANCIAL GROUP, INC.,
                       199____ STOCK OPTION AND INCENTIVE PLAN
            (FORM OF PLAN IF ADOPTED WITHIN ONE YEAR FOLLOWING CONVERSION)

SECTION 1.     PURPOSE.

     The purpose of the CGB&L Financial Group, Inc., 199____ Stock Option and Incentive Plan (the "Plan") is to benefit CGB&L Financial Group, Inc., (the "Company") and its Subsidiaries (as defined in Section 2) by recognizing the contributions made to the Company by officers and other key employees (including Directors of the Company who are also employees) of the Company and its Subsidiaries, to provide such persons with additional incentive to devote themselves to the future success of the Company, and to improve the ability of the Company to attract, retain and motivate individuals, by providing such persons with a favorable opportunity to acquire or increase their proprietary interest in the Company over a period of years through receipt of options to acquire common stock of the Company. In addition, the Plan is intended as an additional incentive to members of the Board of Directors of the Company who are not employees of the Company ("Non-Employee Directors") to serve on the Board of Directors of the Company (the "Board") and to devote themselves to the future success of the Company by providing them with a favorable opportunity to acquire or increase their proprietary interest in the Company through receipt of options to acquire common stock of the Company.

     The Company may grant stock options that constitute "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or stock options which do not constitute ISOs ("NSOs") (ISOs and NSOs being hereinafter collectively referred to as "Options").

SECTION 2.     ELIGIBILITY.

     Non-Employee Directors shall participate in the Plan only in accordance with the provisions of Section 5 of the Plan. The Committee (as defined in Section 3) shall initially, and from time to time thereafter, select those officers and other key employees (including Directors of the Company who are also employees) (collectively referred to herein as "Key Employees") of the Company or any other entity of which the Company is the direct or indirect beneficial owner of not less than fifty percent (50%) of all issued and outstanding equity interests ("Subsidiaries"), to participate in the Plan on the basis of the special importance of their services in the management, development and operations of the Company or its Subsidiaries (each such Director and Key Employee receiving Options granted under the Plan is referred to herein as an "Optionee").

SECTION 3.     ADMINISTRATION.

     3.1 THE COMMITTEE. The Plan shall be administered by the Compensation Committee of the Board (the "Committee"). The Committee shall be comprised of two (2) or more members of the Board. All members of the Committee shall satisfy the "disinterested" administration requirements set forth in Rule 16b-3 promulgated under the


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Securities Exchange Act of 1934, as amended (the "1934 Act"), or any successor rule or regulation. If at any time any member of the Committee does not satisfy such disinterested administration requirements, no Options shall be granted under this Plan to any person until such time as all members of the Committee satisfy such requirements. No person who is an officer or employee of the Company or any Subsidiary shall be a member of the Committee.

     3.2 AUTHORITY OF THE COMMITTEE. No person, other than members of the Committee, shall have any authority concerning decisions regarding the Plan. Subject to the express provisions of this Plan, including but not limited to
Section 5, the Committee shall have sole discretion concerning all matters relating to the Plan and Options granted hereunder. The Committee, in its sole discretion, shall determine the Key Employees of the Company and its Subsidiaries to whom, and the time or times at which Options will be granted, the number of shares to be subject to each Option, the expiration date of each Option, the time or times within which the Option may be exercised, the cancellation of the Option (with the consent of the holder thereof) and the other terms and conditions of the grant of the Option. The terms and conditions of the Options need not be the same with respect to each Optionee or with respect to each Option.

     The Committee may, subject to the provisions of the Plan, establish such rules and regulations as it deems necessary or advisable for the proper administration of the Plan, and may make determinations and may take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each determination or other action made or taken pursuant to the Plan, including interpretation of the Plan and the specific terms and conditions of the Options granted hereunder by the Committee shall be final and conclusive for all purposes and upon all persons including, but without limitation, the Company, its Subsidiaries, the Committee, the Board, officers and the affected employees of the Company and/or its Subsidiaries and their respective successors in interest.

     No member of the Committee shall, in the absence of bad faith, be liable for any act or omission with respect to service on the Committee. Service on the Committee shall constitute service as a Director of the Company so that members of the Committee shall be entitled to indemnification pursuant to the Company's Certificate of Incorporation and By-Laws.

SECTION 4.     SHARES OF COMMON STOCK SUBJECT TO PLAN.

     4.1 INITIAL SHARES SUBJECT TO PLAN. The total number of shares of common stock of the Company, no par value (the "Common Stock"), that may be issued and sold under the Plan initially shall be ______________,000. The total number of shares of Common Stock that may be available for Options under the Plan shall be adjusted on January 1 of each calendar year, within the Applicable Period (as defined below), so that the total number of shares of Common Stock that may be issued and sold under the Plan as of January 1 of each calendar year within the Applicable Period shall be equal to ten percent (10%) of the

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outstanding shares of Common Stock of the Company on such date; provided, however, that no such adjustment shall reduce the total number of shares of Common Stock that may be issued and sold under the Plan below ____________,000. For purposes of the preceding sentence, Applicable Period
shall be the ten-year period commencing on ______________ 1, 199   and ending
on ______________ 31, 200 . The aforementioned total number of shares of Common Stock shall be adjusted in accordance with the provisions of Section
4.2 hereof. Notwithstanding the foregoing, the total number of shares of Common Stock that may be subject to ISOs under the Plan shall be ____________________,000 shares of Common Stock, adjusted in accordance with the provisions of Section 4.2 hereof. With respect to Options granted to Optionees who are not subject to Section 16 of the 1934 Act, the number of shares of Common Stock delivered by any such Optionee or withheld by the Company on behalf of any such Optionee pursuant to Sections 8.2 or 8.3 of the Plan shall once again be available for issuance pursuant to subsequent Options. Any shares of Common Stock subject to issuance upon exercise of Options but which are not issued because of a surrender (other than pursuant to Sections 8.2 or 8.3 of the Plan), forfeiture, expiration, termination or cancellation of any such Option, to the extent consistent with applicable law, rules and regulations, shall once again be available for issuance pursuant to subsequent Options.

     4.2 ADJUSTMENTS TO SHARES SUBJECT TO PLAN. The number of shares of Common Stock subject to the Plan and to Options granted under the Plan shall be adjusted as follows: (a) in the event that the number of outstanding shares of Common Stock is changed by any stock dividend, stock split or combination of shares, the number of shares subject to the Plan and to Options previously granted thereunder shall be proportionately adjusted; (b) in the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted on an equitable basis as determined by the Board of Directors, in its sole discretion, for each share of Common Stock then subject to the Plan and for each share of Common Stock then subject to an Option granted under the Plan, the number and kind of shares of stock, other securities, cash or other property to which the holders of Common Stock of the Company are entitled pursuant to the transaction; and (c) in the event of any other change in the capitalization of the Company, the Committee, in its sole discretion, shall provide for an equitable adjustment in the number of shares of Common Stock then subject to the Plan and to each share of Common Stock then subject to an Option granted under the Plan. In the event of any such adjustment, the exercise price per share shall be proportionately adjusted.

SECTION 5.     GRANT OF OPTIONS TO NON-EMPLOYEE DIRECTORS.

     5.1 GRANTS. All grants of Options to Non-Employee Directors shall be automatic and non-discretionary. Each individual who is a Non-Employee Director on the effective date of the Plan shall be granted automatically a NSO to purchase ______________ shares of Common Stock on the effective date on the Plan.

     5.2 EXERCISE PRICE AND PERIOD. The per share Option exercise price of each such NSO granted to a Non-Employee Director shall be the "Fair Market Value," on the date on

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which the Option is granted, of the Common Stock subject to the Option.  If the Common Stock is listed on a national securities exchange (including the NASDAQ National Market System) on the date in question, then the Fair Market Value per share shall be not less than the average of the highest and lowest selling price on such exchange on such date,or if there were no sales on such date, then the Fair Market Value per share shall be equal to the average between the bid and asked price on such date. If the Common Stock is traded otherwise than on a national securities exchange on the date in question, then the Fair Market Value per share shall be equal to the average between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the Fair Market Value per share shall be its value as determined by the Committee, in its sole and absolute discretion. The Committee shall maintain a written record of its method of determining such value.

     Each such NSO shall become exercisable with respect to one-fifth of the total number of shares of Common Stock subject to the Option on the date twelve months after the date of its grant and with respect to an additional one-fifth of the total number of shares of Common Stock subject to the Option at the end of each twelve-month period thereafter during the succeeding four years. Each NSO shall expire on the date ten years after the date of grant.

SECTION 6.     GRANTS OF OPTIONS TO EMPLOYEES.

     6.1 GRANT. Subject to the terms of the Plan, the Committee may from time to time grant Options, which may be ISOs or NSOs, to Key Employees of the Company or any of its Subsidiaries. Unless otherwise expressly provided at the time of the grant, Options granted under the Plan to Key Employees will be ISOs.

     6.2 OPTION AGREEMENT. Each Option shall be evidenced by a written Option Agreement specifying the type of Option granted, the Option exercise price, the terms for payment of the exercise price, the expiration date of the Option, the number of shares of Common Stock to be subject to each Option and such other terms and conditions established by the Committee, in its sole discretion, not inconsistent with the Plan.

     6.3 EXPIRATION. Except to the extent otherwise provided in or pursuant to Section 7, each Option shall expire, and all rights to purchase shares of Common Stock shall expire, on the tenth anniversary of the date on which the Option was granted.

     6.4 EXERCISE PERIOD. Except to the extent otherwise provided in or pursuant to Section 7 or in the proviso to this sentence, Options shall become exercisable pursuant to the following schedule: with respect to one-fifth of the total number of shares of Common Stock subject to Option on the date twelve months after the date of its grant and with respect to an additional one-fifth of the total number of shares of Common Stock subject to the Option at the end of each twelve-month period thereafter during the succeeding four

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years; provided, however, that the Committee, in its sole discretion, shall have the authority to shorten or lengthen the exercise schedule with respect to any or all Options, or any part thereof, granted to Key Employees under the Plan.

     6.5 REQUIRED TERMS AND CONDITIONS OF ISOS. Each ISO granted to a Key Employee shall be in such form and subject to such restrictions and other terms and conditions as the Committee may determine, in its sole discretion, at the time of grant, subject to the general provisions of the Plan, the applicable Option Agreement, and the following specific rules:

          (a) Except as provided in Section 6.5(d), the per share exercise price of each ISO shall not be less than the Fair Market Value of the shares of Common Stock on the date such ISO is granted.

          (b) The aggregate Fair Market Value (determined with respect to each ISO at the time such Option is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by an individual during any calendar year (under all incentive stock option plans of the Company and its parent and subsidiary corporations) shall not exceed $100,000. If the aggregate Fair Market Value (determined at the time of grant) of the Common Stock subject to an Option, which first becomes exercisable in any calendar year exceeds the limitation of this Section 6.5(b), so much of the Option that does not exceed the applicable dollar limit shall be an ISO and the remainder shall be a NSO; but in all other respects, the original Option Agreement shall remain in full force and effect.

          (c) As used in this Section 5.2, the words "parent" and "subsidiary" shall have the meanings given to them in Section 424(e) and 424(f) of the Code.

          (d) Notwithstanding anything herein to the contrary, if an ISO is granted to an individual who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporations, within the meaning of
Section 422(b)(6) of the Code, (i) the purchase price of each share of Common Stock subject to the ISO shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date the ISO is granted, and (ii) the ISO shall expire and all rights to purchase shares thereunder shall cease no later than the fifth anniversary of the date the ISO was granted.

          (e) No ISOs may be granted under the Plan after ___________ 31, 2005.

          (f) For purposes of this Section 5.2, the term "Fair Market Value" shall have the same meaning as is set forth in Section 5.2, 6.

     6.6 REQUIRED TERMS AND CONDITIONS OF NSOS. Each NSO granted to Key Employees shall be in such form and subject to such restrictions and other terms and conditions as the Committee may determine, in its sole discretion, at the time of grant,

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subject to the general provisions of the Plan and the applicable Option
Agreement, but in no event shall the per share exercise price of each NSO be less than the Fair Market Value of the shares of Common Stock on the date the NSO is granted.

SECTION 7.     EFFECT OF TERMINATION OF EMPLOYMENT.

     7.1 TERMINATION GENERALLY. Except as provided in Sections 7.2 and 7.3, or by the Committee, in its sole discretion, any Option shall terminate on the date of the Optionee's termination of employment with the Company and its Subsidiaries or termination of service on the Board for any reason. An Optionee's transfer of employment from the Company to a Subsidiary, or from a Subsidiary to the Company, or from a Subsidiary to another Subsidiary, shall not constitute a termination of employment for purposes of the Plan. Options granted under the Plan shall not be affected by any change of duties in connection with the employment of the Optionee or by leave of absence authorized by the Company or a Subsidiary.

     7.2 DEATH AND DISABILITY. In the event of an Optionee's death or Disability (as defined below) during employment with the Company or any of its Subsidiaries or during service on the Board, all Options held by the Optionee shall become fully exercisable on such date of death or Disability. Each of the Options held by such an Optionee shall expire on the earlier of:
(a) the first anniversary of the date of the Optionee's death or Disability; and (b) the date that such Option expires in accordance with its terms. For purposes of this Section 7.2, "Disability" shall mean the inability of an individual to engage in any substantial gainful activity by reason of any medical determinable physical or mental impairment which is expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The Committee, in its sole discretion, shall determine the date of any Disability.

     7.3  RETIREMENT OF EMPLOYEES.

          (a) NON-EMPLOYEE DIRECTORS. In the event the service of a Non-Employee Director on the Board shall be terminated by reason of the retirement of such Non-Employee Director of the Company in accordance with the Company's retirement policy for Directors, any Options granted to such Non-Employee Director shall continue to vest and remain exercisable pursuant to Section 5, in the same manner and to the same extent as if such Director had continued his or her service on the Board during such period.

          (b) KEY EMPLOYEES. A Key Employee, who is also a Director, and who terminates employment, shall continue to become vested in any Options, provided that the service of such Key Employee on the Board continues after such termination, and Section 7.3(a) shall be applicable to such Key Employee upon the subsequent termination of service as a Director. A Key Employee, who terminates employment due to Retirement shall be continue to become vested in any Options in the same manner and to the same extent as if such Key Employee had continued his or her employment with the Company. For

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purposes of this subsection, the term "Retirement" shall mean the termination of employment on or after the attainment of the Key Employee's Normal or Early Retirement Date, as defined in the Company's Employee Stock Ownership Plan. Any ISO granted to a Key Employee shall convert to an NSO if exercised more than three months after Retirement.

SECTION 8.     EXERCISE OF OPTIONS.

     8.1 NOTICE. A person entitled to exercise an Option may do so by delivery of a written notice to that effect specifying the number of shares of Common Stock with respect to which the Option is being exercised and any other information the Committee may prescribe. The notice shall be accompanied by payment as described in Section 8.2. The notice of exercise shall be accompanied by the Optionee's copy of the writing or writings evidencing the grant of the Option. All notices or requests provided for herein shall be delivered to the Secretary of the Company.

     8.2 EXERCISE PRICE. Except as otherwise provided in the Plan or in any Option Agreement, the Optionee shall pay the purchase price of the shares of Common Stock upon exercise of any Option: (a) in cash; (b) in cash received from a broker-dealer to whom the Optionee has submitted an exercise notice consisting of a fully endorsed Option (however, in the case of an Optionee subject to Section 16 of the 1934 Act, this payment option shall only be available to the extent such insider complies with Regulation T issued by the Federal Reserve Board); (c) by delivering shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the Option exercise price; (d) by directing the Company to withhold such number of shares of Common Stock otherwise issuable upon exercise of such Option having an aggregate Fair Market Value on the date of exercise equal to the Option exercise price, provided that the Optionee supplies such attestation of previously acquired shares as the Committee may, in its discretion, require;
(e) in the case of a Key Employee, by such other medium of payment as the Committee, in its discretion, shall authorize at the time of grant; or (f) by any combination of (a), (b), (c), (d) and (e). In the case of an election pursuant to (a) or (b) above, cash shall mean cash or a check issued by a federally insured bank or savings and loan, and made payable to the Company. In the case of payment pursuant to (b), (c) or (d) above, the Optionee's election must be made on or prior to the date of exercise and shall be irrevocable. In the case of an Optionee who is subject to Section 16 of the 1934 Act and who elects payment pursuant to (d) above, the election must be made in writing either: (i) within the ten (10) business days beginning on the third business day following release of the Company's quarterly or annual summary of earnings and ending on the twelfth business day following such day; or (ii) at least six (6) months prior to the date of exercise of such Option. In lieu of a separate election governing each exercise of an Option, an Optionee may file a blanket election with the Committee which shall govern all future exercises of Options until revoked by the Optionee. The Company shall issue, in the name of the Optionee, stock certificates representing the total number of shares of Common Stock issuable pursuant to the exercise of any Option as soon as reasonably practicable after such exercise, provided that any shares

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of Common Stock purchased by an Optionee through a broker-dealer pursuant to clause (b) above shall be delivered to such broker-dealer in accordance with 12 C.F.R. Section 220.3(e)(4) or other applicable provision of law.

     8.3 TAXES GENERALLY. At the time of the exercise of any Option, as a condition of the exercise of such Option, the Company may require the Optionee to pay the Company an amount equal to the amount of the tax the Company or any Subsidiary may be required to withhold to obtain a deduction for federal and state income tax purposes as a result of the exercise of such Option by the Optionee or to comply with applicable law.

     8.4 PAYMENT OF TAXES. At any time when an Optionee is required to pay an amount required to be withheld under applicable income tax or other laws in connection with the exercise of an Option the Optionee may satisfy this obligation in whole or in part by: (a) directing the Company to withhold such number of shares of Common Stock otherwise issuable upon exercise of such Option having an aggregate Fair Market Value on the date of exercise equal to the amount of tax required to be withheld; or (b) delivering shares of Common Stock of the Company having an aggregate Fair Market Value equal to the amount required to be withheld. In the case of payment of taxes pursuant to (a) or (b) above, the Optionee's election must be made on or prior to the date of exercise and shall be irrevocable. The Committee may disapprove any election or delivery or may suspend or terminate the right to make elections or deliveries. In the case of an Optionee who is subject to Section 16 of the 1934 Act, an election to withhold shares of Common Stock must be made in writing either: (a) six months prior to the exercise date; (b) during a period beginning on the third business day following the date of release for publication of the Company's quarterly or annual summary consolidated statements of revenue and income and ending on the twelfth business day following such date; or (c) more than six months and one day from the later of the date of the grant of the Option hereunder to such person or the date of the most recent transaction by such person which is treated as a purchase of the Common Stock of the Company pursuant to the 1934 Act and the rules and regulations thereunder, and which is not exempt from Section 16(b) of the 1934 Act. In lieu of a separate election governing each exercise of an Option, an Optionee may file a blanket election with the Committee which shall govern all future exercises of Options until revoked by the Optionee.

SECTION 9.     TRANSFERABILITY OF OPTIONS.

     No Option granted pursuant to the Plan shall be transferable otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code. Notwithstanding the preceding sentence, an Option Agreement for NSOs may provide that the Optionee, at any time prior to his death, may assign all or any portion of an Option granted to him to (i) his spouse or lineal descendant, (ii) the trustee of a trust for the primary benefit of his spouse or lineal descendant, (iii) a partnership of which his spouse and lineal descendants are the only partners, or (iv) a tax exempt organization as described in Code
Section 501(c)(3).  In such event, the spouse, lineal

                                     -8-
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descendant, trustee, partnership or tax exempt organization will be entitled to all of the rights of the Optionee with respect to the assigned portion of such Option, and such portion of the Option will continue to be subject to all of the terms, conditions and restrictions applicable to the Option, as set forth herein and in the related Option Agreement immediately prior to the effective date of the assignment. Any such assignment will be permitted only if: (i) the Optionee does not receive any consideration therefore; and (ii) the assignment is expressly permitted by the applicable Agreement as approved by the Committee. Any such assignment shall be evidenced by an appropriate written document executed by the Optionee, and a copy thereof shall be delivered to the Company on or prior to the effective date of the assignment.

SECTION 10.    RIGHTS AS STOCKHOLDER.

     An Optionee or a transferee of an Optionee pursuant to Section 9 shall have no rights as a stockholder with respect to any Common Stock covered by an Option or receivable upon the exercise of an Option until the Optionee or transferee shall have become the holder of record of such Common Stock, and no adjustments shall be made for dividends in cash or other property or other distributions or rights in respect to such Common Stock for which the record date is prior to the date on which the Optionee shall have in fact become the holder of record of the shares of Common Stock acquired pursuant to the Option.

SECTION 11.    POSTPONEMENT OF EXERCISE.

     The Committee may postpone any exercise of an Option for such time as the Committee in its sole discretion may deem necessary in order to permit the Company (a) to effect, amend or maintain any necessary registration of the Plan or the shares of Common Stock issuable upon the exercise of an Option under the Securities Act of 1933, as amended, or the securities laws of any applicable jurisdiction, (b) to permit any action to be taken in order to (i) list such shares of Common Stock on a stock exchange if shares of Common Stock are then listed on such exchange or (ii) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Common Stock, including any rules or regulations of any stock exchange on which the shares of Common Stock are listed, or (c) to determine that such shares of Common Stock and the Plan are exempt from such registration or that no action of the kind referred to in (b)(ii) above needs to be taken; and the Company shall not be obligated by virtue of any terms and conditions of any Option or any provision of the Plan to recognize the exercise of an Option or to sell or issue shares of Common Stock in violation of the Securities Act of 1933 or the law of any government having jurisdiction thereof. Any such postponement shall not extend the term of an Option and neither the Company nor its directors or officers shall have any obligation or liability to an Optionee, to the Optionee's successor or to any other person with respect to any shares of Common Stock as to which the Option shall lapse because of such postponement.

SECTION 12.    TERMINATION OR AMENDMENT OF PLAN.

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     The Board or the Committee may terminate, suspend, or amend the Plan, in whole or in part, from time to time, without the approval of the stockholders of the Company to the extent allowed by law, provided, however, that (a) no Plan amendment shall be effective until approved by the stockholders of the Company insofar as stockholder approval thereof is required in order for the Plan to continue to satisfy the requirements of Rule 16b-3 under the 1934
Act, and (b) the provisions of the Plan applicable to Non-Employee Directors may not be amended more than once every six (6) months, except to comply with changes in the , or the rules and regulations promulgated thereunder.

     The Committee may correct any defect or supply an omission or reconcile any inconsistency in the Plan or in any Option granted hereunder in the manner and to the extent it shall deem desirable, in its sole discretion, to effectuate the Plan.

     No amendment or termination of the Plan shall in any manner affect any Option theretofore granted without the consent of the Optionee, except that the Committee may amend the Plan in a manner that does affect Options theretofore granted upon a finding by the Committee that such amendment is in the best interest of holders of outstanding Options affected thereby.

     This Plan is intended to comply with all applicable requirements of Rule 16b-3 or its successors under the 1934 Act, insofar as participants subject to Section 16 of the 1934 Act are concerned. To the extent any provision of the Plan does not so comply, the provision shall, to the extent permitted by law and deemed advisable by the Committee, be deemed null and void with respect to such participants.

SECTION 13.    EFFECTIVE DATE.

     The Plan shall be effective upon the date of its adoption by the Board, subject to the approval of the Plan by an affirmative vote of a majority of the shares of the voting stock of the Company entitled to be voted by the holders of stock represented at a duly held stockholders' meeting, within 12 months before or after the date of adoption. Options may be granted under the Plan prior, but subject, to approval of the Plan by stockholders of the Company and, in each such case, the date of grant shall be determined without reference to the date of approval of the Plan by the stockholders of the Company.

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          (b)  No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future as to any act other than that specifically waived.

     15. SEVERABILITY. If, for any reason, any provision of this Agreement, or any part of any provision, is held invalid, such invalidity shall not affect any other provision of this Agreement or any part of such provision not held so invalid, and each such other provision and part thereof shall to the full extent consistent with law continue in full force and effect.

     16. HEADINGS FOR REFERENCE ONLY. The headings of sections and paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

     17. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Delaware, unless otherwise specified herein.

     18. ARBITRATION. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three arbitrators sitting in a location selected by the executive within fifty (50) miles from the location of the Institution, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that Executive shall be entitled to seek specific performance of her right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

     19. PAYMENT OF COSTS AND LEGAL FEES AND REINSTATEMENT OF BENEFITS. In the event any dispute or controversy arising under or in connection with Executive's termination is resolved in favor of the Executive, whether by judgment, arbitration or settlement, Executive shall be entitled to the payment of: (1) all legal fees incurred by Executive in resolving such dispute or controversy, and (2) any back-pay, including salary, bonuses and any other cash compensation, fringe benefits and any compensation and benefits due Executive under this Agreement.

     20. INDEMNIFICATION. The Holding Company shall provide Executive (including her heirs, executors and administrators) with coverage under a standard directors' and officers' liability insurance policy at its expense and shall indemnify Executive (and her heirs, executors and administrators) to the fullest extent permitted under Delaware law against all expenses and liabilities reasonably incurred by her in connection with or arising out of any action, suit or proceeding in which she may be involved by reason of her having been a director or officer of the Holding Company (whether or not she continues to be a director

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


or officer at the time of incurring such expenses or liabilities), such expenses and liabilities to include, but not be limited to, judgments, court costs and attorneys' fees and the cost of reasonable settlements.

     21. SUCCESSOR TO THE HOLDING COMPANY. The Holding Company shall require any successor or assignee, whether direct or indirect, by purchase, merger, consolidation or otherwise, to all or substantially all the business or assets of the Institution or the Holding Company, expressly and unconditionally to assume and agree to perform the Holding Company's obligations under this Agreement, in the same manner and to the same extent that the Holding Company would be required to perform if no such succession or assignment had taken place.











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

                               SIGNATURES

     IN WITNESS WHEREOF, CGB&L Financial Group, Inc., has caused this Agreement to be executed and its seal to be affixed hereunto by its duly authorized officer and its directors, and Executive has signed this Agreement, on the _______ day of _____________________, 1998.


ATTEST:                                     CGB&L FINANCIAL GROUP, INC.





__________________________________    By:_______________________________
(Name)                                (Name)
Secretary                                   For the Board of Directors
      (SEAL)

WITNESS:




__________________________________    By:_______________________________
                                              MARALYN F. HECKMAN
                                              Executive

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